[LETTERHEAD OF THE BANK OF NEW YORK]                   PAGE NUMBER:           1
                                                       Payment Date:   12/20/96
                                                       Accrual Period: 11/21/96
                                                       thru 12/19/96

                       FIRST ALLIANCE MORTGAGE LOAN TRUST
               Mortgage Pass-Through Certificates, Series 1996-3


Class Information                       Current Payment Information                                       Factors per $1,000
-----------------  --------------------------------------------------------------------------- -------------------------------------
                     BEGINNING    PASS THRU  PRINCIPAL   INTEREST       TOTAL        ENDING     PRINCIPAL     INTEREST       ENDING
CLASS CODE   NAME    CERT. BAL.      RATE    DIST. AMT.  DIST. AMT.     DIST.       CERT.BAL.      DIST.        DIST.      CERT. BAL
----------   ----  -------------  ---------  ----------  ----------  ----------  ------------- -----------  ----------  ------------
             A-1   33,124,496.05  7.625000%  428,806.70  210,478.57  639,285.27  32,695,689.35 12.80020000  6.28294239  975.99072687
             A-2   35,954,137.30  5.757500%  188,441.92  166,754.79  355,196.71  35,765,695.38  5.16279233  4.56862438  979.88206521

             R               n/a  0.000000%         n/a        0.00        0.00            n/a         n/a         n/a           n/a
------------------------------------------------------------------------------------------------------------------------------------
  Totals       -   69,078,633.35         -   617,248.62  377,233.36  994,481.98  68,461,384.73  8.81783743  5.38904800  978.01978186
====================================================================================================================================


  Class Information                Original Certificate Information
----------------------    ---------------------------------------------------
  TYPE            NAME      CERT. BAL.         PASS THRU           CUSIPS
-------------     ----    -------------     ----------------    -------------
Fixed Rate        A-1     33,500,000.00         7.625000%         31846LBE5
Variable Rate     A-2     36,500,000.00         5.800000%         31846LBF2
Residual          R                0.00         0.000000%               n/a
-----------------------------------------------------------------------------
Totals              -     70,000,000.00                -                  -
=============================================================================


                         Unpaid Amounts
                 ---------------------------
                 CARRY             INTEREST
NAME            FORWARD           SHORTFALLS
----            -------           ----------
A-1              0.00                 0.00
A-2              0.00                 0.00
R                0.00                 0.00
--------------------------------------------
Totals              -                    -
============================================

[LETTERHEAD OF THE BANK OF NEW YORK]                   PAGE NUMBER:           2
                                                       Payment Date:   12/20/96
                                                       Accrual Period: 11/21/96
                                                       thru 12/19/96

                       FIRST ALLIANCE MORTGAGE LOAN TRUST
               Mortgage Pass-Through Certificates, Series 1996-3


P&S Ref.
Sec. 7.8              COLLATERAL INFORMATION               Group 1                Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Aggregate stated principal balance       32,896,067.84         35,989,651.30         68,885,719.14
               Initial mortgage loan balance            26,220,736.51         26,563,028.69         52,783,765.20
               Subsequent mortgage loans                 7,273,813.57          9,927,288.05         17,201,101.62
               Aggregate scheduled principal amt            21,032.74             29,684.82             50,717.56
               Aggregate scheduled interest amt            293,029.02            270,312.97            563,341.99
               Aggregate prepayment amount                 343,625.06             75,168.45            418,793.51

P&S Ref.
Sec. 7.8                      FEES                         Group 1                Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Monthly servicer fees                        13,858.65             15,039.39             28,898.04
               Monthly trustee fees                            401.90                436.14                838.04
               Monthly premium fees                          4,141.00              4,494.00              8,635.00
                                                       ===============       ================      ===============
                                                            17,541.68             19,754.68             37,296.36

P&S Ref.
Sec. 7.8               OTHER INFORMATION                  Group 1                 Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Insured payments                                  0.00                  0.00                  0.00
               Compensating interest amount                    859.87                214.85              1,074.72
               Pre-funding transfer amount                       0.00                  0.00                  0.00
               Subordinated increase amount                 64,148.90             83,588.65            147,737.55
               Subordinated reduction amount                     0.00                  0.00                  0.00
               Remaining pre-funded amount                       0.00                  0.00                  0.00
               Avail funds cap carry forward                      n/a                  0.00                  0.00
               Projected net excess cashflow                68,238.26             82,617.73            150,855.99
               Ending subordinated amount                  200,378.49            223,955.92            424,334.41
               Subordination deficiency                    603,621.51            615,544.08          1,219,165.59
               OC Target                                   804,000.00            839,500.00          1,643,500.00

                              DELINQUENCY INFORMATION
P&S Ref.              ---------------------------------------
Sec. 7.8              Period                       Loan Count         Ending Stated Balance
--------              --------------            -------------         ---------------------
                      30-59 days                           10                    576,701.59
                      60-89 days                            2                    156,937.43
                      90+ days                              2                    227,525.49
                      In foreclosure                       11                    765,472.07
                      In bankruptcy                         0                          0.00
                      TOTALS                               25                  1,726,636.58
                                                           ==                  ============

                      *Foreclosure, bankruptcy and REO loans are also reported
                       as delinquent loans.

                              REO INFORMATION
P&S Ref.              ------------------------------
Sec. 7.8              Reo Date           Loan Number      Ending Stated Balance        Book Value
--------              --------           -----------      ---------------------        ----------
                                                   -                        0.0               0.0
                                                   -                        0.0               0.0
                                                   -                        0.0               0.0
                                                   -                        0.0               0.0
                                                   -                        0.0               0.0
                                                   -                        0.0               0.0
                                                   -                        0.0               0.0
                     TOTALS                        0                        0.0               0.0
                                                   =                        ===               ===

P&S Ref.
Sec. 7.8          LIQUIDATED LOAN INFORMATION               Group 1                Group 2               TOTAL
--------       ----------------------------------      ---------------       ----------------      ---------------
               Net losses (this period)                           0.00                   0.00                 0.00
               Cumulative losses (since Cut-Off)                  0.00                   0.00                 0.00
               Substitution amount                                0.00                   0.00                 0.00
               Purchase price                                     0.00                   0.00                 0.00
               Repurchase loan count                              0.00                   0.00                 0.00
               Repurchase loan balance                            0.00                   0.00                 0.00